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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported) November 29, 2000


          CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2000, relating to the CDMC Mortgage-Backed Pass-Through
          Certificates, Series 2000-9).

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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            (Exact name of registrant as specified in its charter)


          Delaware                    333-37616              13-3320910
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)        Identification No.)


Eleven Madison Avenue
New York, New York                                              10010
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Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 325-2000
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Item 5.           Other Events.
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     On November 29, 2000, Credit Suisse First Boston Mortgage Securities
Corp. entered into a Pooling and Servicing Agreement dated as of November 1, 2000 (the "Pooling and Servicing Agreement"), by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Cendant Mortgage Corporation, as seller and servicer, Bishop's Gate Residential Mortgage Trust, as seller and The Bank of New York, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

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Item 7.           Financial Statements, Pro Forma Financial
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                  Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.       Pooling and Servicing Agreement

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CREDIT SUISSE FIRST BOSTON MORTGAGE
                                  SECURITIES CORP.



                                By: /s/ Kari S. Roberts
                                    --------------------------------
                                    Name:  Kari S. Roberts
                                    Title: Vice President




Dated:  December [ ], 2000

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                                 Exhibit Index

Exhibit                                                              Page

1.       Pooling and Servicing Agreement                               6

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                                   EXHIBIT 1